As filed with the Securities and Exchange Commission on October 25, 2013
Registration No. 333-191162
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 2 to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
CST BRANDS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	5500 (Primary Standard Industrial Classification Code Number)	46-1365950 (I.R.S. Employer Identification Number)
One Valero Way Building D, Suite 200 San Antonio, TX 78249 (210) 692-5000 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Kimberly S. Bowers
Chairman of the Board, Chief Executive Officer and President
CST Brands, Inc.
One Valero Way
Building D, Suite 200
San Antonio, Texas 78249
(210) 692-5000
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)
Copies to:

Gerald M. Spedale Baker Botts L.L.P. 910 Louisiana St. Houston, TX 77019 (713) 229-1234	Stephanie L. Chandler Steven R. Jacobs Jackson Walker L.L.P. 112 E. Pecan, Suite 2400 San Antonio, TX 78205 (210) 978-7740	Richard D. Truesdell Jr., Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 (212) 450-4000
Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this registration statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ¨
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ¨
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ¨
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ¨
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b‑2 of the Exchange Act (check one):

Large accelerated filer 	Accelerated filer 	Non-accelerated filer ☑ (do not check if a smaller reporting company)	Smaller reporting company 

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

EXPLANATORY NOTE
This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-191162) of CST Brands, Inc. is being filed solely for the purpose of filing exhibits to the Registration Statement, and no changes or additions are being made hereby to the preliminary prospectus which forms a part of the Registration Statement or to Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15 and 17 of Part II of the Registration Statement have been omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16. Exhibits and Financial Statement Schedules

Exhibit No.	Description
1.1*	Form of Underwriting Agreement (including form of Lock-up Agreement)
1.2*	Form of Exchange Agreement
2.1
Separation and Distribution Agreement dated as of April 29, 2013 by and among Valero Energy Corporation and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

3.1
Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)
4.1
Indenture dated as of May 1, 2013 by and among the Company, the Guarantors (as defined) and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

4.2
Registration Rights Agreement dated as of May 1, 2013, by and among the Company, the Guarantors, and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC and RBS Securities Inc., as representatives of the several initial purchasers (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

4.3
Stockholder’s and Registration Rights Agreement dated as of April 29, 2013, by and among Valero Energy Corporation and the Company (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

5.1**	Opinion of Jackson Walker L.L.P.
10.1
Transition Services Agreement dated as of April 29, 2013 by and between Valero Services, Inc. and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.2
Transition Services Agreement dated as of April 29, 2013 by and between ULTRAMAR LTD and CST Canada Co. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.3
Tax Matters Agreement dated as of April 29, 2013 by and between Valero Energy Corporation and the Company (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.4
Employee Matters Agreement dated as of April 29, 2013 by and between Valero Energy Corporation and the Company (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.5
Branded Distributor Marketing Agreement (Multi-Brand) dated as of May 1, 2013 by and between Valero Marketing and Supply Company and CST Marketing and Supply Company (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.6
Master Agreement dated as of May 1, 2013 by and between Valero Marketing and Supply Company and CST Marketing and Supply Company (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.7
Petroleum Product Sale Agreement dated as of May 1, 2013 by and between CST Marketing and Supply Company and Valero Marketing and Supply Company (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.8
Petroleum Product Sale Agreement dated as of May 1, 2013 by and between ULTRAMAR LTD and CST Canada Co. (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.9	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)
10.10	2013 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Amendment No. 3 to the Registration Statement on Form 10 filed on March 1, 2013)
10.11	CST Brands, Inc. Savings Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 6, 2013)

10.12	CST Brands, Inc. Excess Savings Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2013)
10.13
CST Brands. Inc. Code of Business Conduct and Ethics (incorporated by reference to Exhibit 14.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.14
CST Brands. Inc. Code of Ethics for Senior Financial Officers (incorporated by reference to Exhibit 14.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

21.1**	List of subsidiaries
23.1**	Consent of KPMG LLP
23.2**	Consent of Jackson Walker L.L.P. (included in Exhibit 5.1)
24.1**	Power of Attorney
*     Filed herewith.
**    Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on October 25, 2013.
CST BRANDS, INC.

By:    /s/ Kimberly S. Bowers
Kimberly S. Bowers
Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on October 25, 2013.

Signature	Name and Title
/s/ Kimberly S. Bowers	Chief Executive Officer, President and Director (Principal Executive Officer)
Kimberly S. Bowers
*	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Clayton E. Killinger
*	Director
Donna M. Boles
*	Director
Roger G. Burton
*	Director
Michael S. Ciskowski
*	Director
S. Eugene Edwards
*	Director
Ruben M. Escobedo
*	Director
Denise Incandela
*	Director
William G. Moll
*	Director
Alan Schoenbaum
*	Director
Michael H. Wargotz
* Kimberly S. Bowers hereby signs this Amendment No. 2 to the Registration Statement on behalf of the indicated persons for whom she is attorney-in-fact on October 25, 2013, pursuant to powers of attorney previously included with the Registration Statement on Form S-1 of CST Brands, Inc. filed on September 13, 2013 with the Securities and Exchange Commission.
By:    /s/ Kimberly S. Bowers
Kimberly S. Bowers
Attorney-in-fact

INDEX TO EXHIBITS

Exhibit No.	Description
1.1*	Form of Underwriting Agreement (including form of Lock-up Agreement)
1.2*	Form of Exchange Agreement
2.1
Separation and Distribution Agreement dated as of April 29, 2013 by and among Valero Energy Corporation and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

3.1
Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)
4.1
Indenture dated as of May 1, 2013 by and among the Company, the Guarantors (as defined) and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

4.2
Registration Rights Agreement dated as of May 1, 2013, by and among the Company, the Guarantors, and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC and RBS Securities Inc., as representatives of the several initial purchasers (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

4.3
Stockholder’s and Registration Rights Agreement dated as of April 29, 2013, by and among Valero Energy Corporation and the Company (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

5.1**	Opinion of Jackson Walker L.L.P.
10.1
Transition Services Agreement dated as of April 29, 2013 by and between Valero Services, Inc. and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.2
Transition Services Agreement dated as of April 29, 2013 by and between ULTRAMAR LTD and CST Canada Co. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.3
Tax Matters Agreement dated as of April 29, 2013 by and between Valero Energy Corporation and the Company (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.4
Employee Matters Agreement dated as of April 29, 2013 by and between Valero Energy Corporation and the Company (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.5
Branded Distributor Marketing Agreement (Multi-Brand) dated as of May 1, 2013 by and between Valero Marketing and Supply Company and CST Marketing and Supply Company (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.6
Master Agreement dated as of May 1, 2013 by and between Valero Marketing and Supply Company and CST Marketing and Supply Company (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.7
Petroleum Product Sale Agreement dated as of May 1, 2013 by and between CST Marketing and Supply Company and Valero Marketing and Supply Company (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.8
Petroleum Product Sale Agreement dated as of May 1, 2013 by and between ULTRAMAR LTD and CST Canada Co. (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.9	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)
10.10	2013 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Amendment No. 3 to the Registration Statement on Form 10 filed on March 1, 2013)
10.11	CST Brands, Inc. Savings Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 6, 2013)

10.12	CST Brands, Inc. Excess Savings Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2013)
10.13
CST Brands. Inc. Code of Business Conduct and Ethics (incorporated by reference to Exhibit 14.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

10.14
CST Brands. Inc. Code of Ethics for Senior Financial Officers (incorporated by reference to Exhibit 14.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2013)

21.1**	List of subsidiaries
23.1**	Consent of KPMG LLP
23.2**	Consent of Jackson Walker L.L.P. (included in Exhibit 5.1)
24.1**	Power of Attorney
*     Filed herewith.
**    Previously filed.